UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

U.S DOLLARS

IN THOUSANDS

(Except common and preferred stock and par value amounts)

CONSOLIDATED BALANCE SHEETS

	March 31, 2013	December 31, 2012
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$494	$779
Accounts receivable	16	11
Total Current Assets	510	790

Long-term Assets:
Property and equipment, net	43	46
Long term prepaid expenses	2	2
Restricted cash	21	20
Total Long Term Assets	66	68

Total Assets	$576	$858

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Trade payables	$54	$42
Related parties payable	216	168
Accrued expenses and other liabilities	111	114
Total Current Liabilities	381	324

Commitments and Contingent Liabilities

Shareholders' Equity:
Stock capital - Common shares of $0.01 par value per share 10,000,000 shares of common stock authorized; 3,714,000 shares issued and outstanding at March 31, 2013 and December 31, 2012	37	37
Preferred stock of $0.01 par value per share 3,500,000 shares of preferred stock authorized;1,512,316 issued and outstanding at March 31, 2013 and December 31, 2012	15	15
Additional paid-in capital	8,704	8,604
(Deficit) accumulated during the development stage	(8,561)	(8,122)
Total Shareholders' Equity	195	534

Total Liabilities and Shareholders' Equity	$576	$858

The accompanying notes are an integral part of the unaudited consolidated financial statements.

1

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

U.S DOLLARS

IN THOUSANDS

(Except shares and per share amounts)

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

			Period of February 5, 2007
	For the three months ended		(date of inception) through
	March 31,		March 31,
	2013	2012	2013
Revenues	$-	$-	$-

Operating expenses:
In-process research and development	-	-	(1,427)
Research and development	(273)	(244)	(5,216)
General and administrative	(160)	(91)	(1,868)
Total operating expenses	(433)	(335)	(8,511)

Operating (loss)	(433)	(335)	(8,511)

Financial (expenses), income net	(6)	41	(50)

Net (loss)	$(439)	$(294)	$(8,561)

(Loss) per share (basic & diluted)	$(0.08)	$(0.07)

Weighted average number of shares outstanding	5,226,316	4,720,724

The accompanying notes are an integral part of the unaudited consolidated financial statements.

2

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

U.S DOLLARS

IN THOUSANDS

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the three months ended March 31,		Period of February 5, 2007 (date of inception) through March 31,
	2013	2012	2013
Cash flows from operating activities
Net (loss)	$(439)	$(294)	$(8,561)
Adjustments to reconcile net (loss) to net cash (used in)
Operating activities:
Depreciation	4	4	68
In-process research and development	-	-	1,427
Stock based compensation related to employees and nonemployees	100	7	2,345
(Increase) in accounts receivable	(5)	(9)	(16)
(Decrease) in accrued severance pay	-	(14)	-
Increase in trade payables	12	67	54
Increase in related parties payables	48	4	216
Long term deposit exchange rate differences	(1)	-	(1)
Increase (decrease) in accrued expenses and other liabilities	(3)	(105)	111
Net cash (used in) operating activities	(284)	(340)	(4,357)

Cash flows from investing activities
Purchase of property and equipment	(1)	-	(111)
Severance pay fund	-	4	-
Restricted cash	-	-	(21)
Prepaid expenses long term	-	-	(2)
Net cash (used in) provided by investing activities	(1)	4	(134)

Cash flows from financing activities
Short term bank credit	-	13	-
Proceeds from issuance of preferred stock	-	800	4,631
Proceeds from issuance of stock warrants	-	-	286
Proceeds from issuance of common stock, net	-	-	68
Net cash provided by financing activities	-	813	4,985

Increase (decrease) in cash and cash equivalents	(285)	477	494
Cash and cash equivalents at the beginning of the period	779	436	-

Cash and cash equivalents at the end of the period	$494	$913	$494

The accompanying notes are an integral part of the unaudited consolidated financial statements.

3

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

U.S DOLLARS

IN THOUSANDS

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the three months ended March 31,		Period of February 5, 2007 (date of inception) through March 31,
	2013	2012	2013
Non cash transactions:
Issuance of common stock in acquisition of in-process research and development	$-	$-	$1,427
Exchange of redeemable preferred stock to non-redeemable preferred stock	$-	$-	$1,117

Additional information:
Cash paid for income taxes	$-	$-	$-
Cash paid for interest expense	$-	$-	$-

The accompanying notes are an integral part of the unaudited consolidated financial statements.

4

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

U.S DOLLARS

IN THOUSANDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2013

(Unaudited)

NOTE 1 - GENERAL

a.	Ucansi Inc. (the “Company”) formerly named "Eyekon Inc." was incorporated on February 5, 2007 under the laws of the State of Delaware. Ucansi is a development stage healthcare software technology company, utilizing patented technology to develop consumer-oriented software applications for improving near vision sharpness, by improving the image processing function in the visual cortex of the brain. The company’s development efforts are conducted through its wholly-owned Israeli subsidiary, Eyekon E.R.D Ltd formerly named Eyekon Blue White Ltd.

b.	The Company devotes substantially all of its efforts toward research and development activities. In the course of such activities, the Company has sustained operating losses and expects such losses to continue for the foreseeable future. The Company has not generated any revenues or product sales and has not achieved profitable operations or positive cash flow from operations. The Company’s deficit accumulated during the development stage aggregated $8,561 through March 31, 2013. There is no assurance that profitable operations, if ever achieved, could be sustained on a continuing basis. The Company plans to continue to finance its operations with a combination of stock issuance and private placements and, in the longer term, revenues. There are no assurances, however, that the Company will be successful in obtaining an adequate level of financing needed for the long-term development.

The Company believes that its current cash sources will enable the continuance of the Company’s activities for at least twelve months with no need for additional fundraising.

c.	Starting Q4 2010 and throughout 2011a scientific study testing the efficacy of the Company's technology was conducted at the University of California, Berkeley USA. In February 2012 positive results from a scientific study testing the efficacy of the product was published in Nature’s Scientific Reports, a leading scientific publication.

d.	The company’s product for reading improvement is currently in beta testing phase.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of presentation:

The accompanying unaudited financial statements of the Company are presented in accordance with the requirements of Form 10-Q and Article 10 of Regulation S-X. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) have been condensed or omitted pursuant to such U.S. Securities and Exchange Commission (“SEC”) rules and regulations. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been made. The results for these interim periods are not necessarily indicative of the results for the entire year. The accompanying financial statements should be read in conjunction with the Company’s audited financial statements for the year ended December 31, 2012 and the notes thereto included in the Company’s Report on Form 8-K filed with the SEC with the accompanying financial statements.

5

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

U.S DOLLARS

IN THOUSANDS

(Except shares and per share amounts)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2013

(Unaudited)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

b.	Principles of consolidation:
The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Eyekon E.R.D. Ltd. Intercompany transactions and balances have been eliminated upon consolidation.

c.	Loss per share:

Basic and diluted losses per share are presented in accordance with ASC No. 260 “Earnings per share”. Outstanding share options and warrants have been excluded from the calculation of the diluted loss per share because all such securities are antidilutive. The number of shares of the Company’s common stock, par value $0. 01 per share (“Common Stock”), issuable upon exercise or conversion of the foregoing securities that have been excluded from calculations for the three months ended March 31, 2013 and 2012 were 2,113,010 and 788,566 respectively.

The following data show the amounts used in computing (losses) per share and the effect on income and the weighted average number of shares of dilutive potential common stock (thousands, except share amounts and per share amounts):

	For the three months ended March 31,
	2013	2012
Basic & Diluted net (loss) per share:
(Loss) from continuing operations	$(439)	$(294)
Less: accumulating dividend on preferred stock	-	(30)
	$(439)	$(324)
Number of shares used in per share computation
Common Stock	3,714,000	3,666,667
Series A Preferred Stock	1,512,316	1,054,057
	5,226,316	4,720,724
Basic & Diluted net (loss) per share	$(0.08)	$(0.07)

Series A Preferred Stock participates in dividends with common stock therefore included in the computation of basic EPS.

d.      Fair value measurements:
As defined in ASC 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

-	Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.
-	Level 2: Other inputs that are observable, directly or indirectly, such as quoted prices for similar assets and liabilities or market corroborated inputs.

6

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

U.S DOLLARS

IN THOUSANDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2013

(Unaudited)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

-	Level 3: Unobservable inputs are used when little or no market data is available, which requires the Company to develop its own assumptions about how market participants would value the assets or liabilities. The fair value hierarchy gives the lowest priority to Level 3 inputs.

In determining fair value, the Company utilizes valuation techniques in its assessment that maximize the use of observable inputs and minimize the use of unobservable inputs.
The following table presents the Company’s financial assets and liabilities that are carried at fair value, classified according to the three categories described above:

	Fair Value Measurements at March 31, 2013
	Total	(Level 1)	(Level 2)	(Level 3)
Cash and cash equivalents	$494	$494	$-	$-
Restricted cash	21	21	-	-
Total assets at fair value, net	$515	$515	$-	$-

	Fair Value Measurements at December 31, 2012
	Total	(Level 1)	(Level 2)	(Level 3)
Cash and cash equivalents	$779	$779	$-	$-
Restricted cash	11	11	-	-
Total assets at fair value, net	$790	$790	$-	$-

Recent accounting pronouncements:
In December 2011, the FASB issued Accounting Standards Update No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). The objective of ASU 2011-11 is to enhance disclosures by requiring improved information about financial instruments and derivative instruments in relation to netting arrangements. ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. The adoption of ASU 2011-11 did not have a material impact on its consolidated results of operation and financial condition.

On February 5, 2013, the FASB issued ASU No. 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, which adds additional disclosure requirements relating to the reclassification of items out of accumulated other comprehensive income.  This ASU is effective for the first quarter of 2013 and affects disclosures only, The adoption of ASU 2013-02 did not have a material impact on its consolidated results of operation and financial condition.

There were various other updates recently issued.  None of the updates are expected to a have a material impact on the Company's financial position, results of operations or cash flows.

7

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

U.S DOLLARS

IN THOUSANDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2013

(Unaudited)

NOTE 3 - ACOUNTS RECEIVABLE

	March 31,	December 31
	2013	2012
Israeli government authorities	$13	$11
Prepaid expenses	3	-
	$16	$11

NOTE 4 - PROPERTY AND EQUIPMENT, NET

	March 31,	December 31
	2013	2012
Cost:
Office furniture and equipment	$19	$18
Computers and electronic equipment	54	54
Laboratory equipment	31	31
Leasehold improvements	7	7
	111	110
Accumulated depreciation:
Office furniture and equipment	6	6
Computers and electronic equipment	43	41
Laboratory equipment	17	15
Leasehold improvements	2	2
	68	64
Depreciated cost	$43	$46

Depreciation expenses for the three months ended March 31, 2013 and 2012 and for the period of February 5, 2007 (inception date) through March 31, 2013 were $4, $4 and $68 respectively.

8

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

U.S DOLLARS

IN THOUSANDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2013

(Unaudited)

NOTE 5 - ACCRUED EXPENSES AND OTHER LIABILITIES

	March 31,	December 31,
	2013	2012

Employees and payroll accruals	$85	$77
Accrued expenses	19	29
Other	7	8
	$111	$114

NOTE 6 - STOCK OPTION PLANS

a.	The following table summarizes all share-based compensation expenses related to grants under the Equity Incentive Plans to employees, directors and consultants included in the consolidated statements of operations (in thousands):

			Period of February 5, 2007
	For the three months ended		(date of inception)
	March 31,		through March 31,
	2013	2012	2013
Research and development	$41	$7	$1,527
General and administrative	59	-	818
Total	$100	$7	$2,345

b.	The following is a summary of the stock options granted to employees under the 2008 Plan and the 2010 Plan:

	For the three months ended March 31, 2013
	Plan 2010		Plan 2008
	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price
Outstanding at the beginning of the period	649,419	$0.01	-	-
Issued	-	-	-	-
Outstanding at the end of the period	649,419	$0.01	-	-
Options exercisable	523,030	$0.01	-	-

9

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

U.S DOLLARS

IN THOUSANDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2013

(Unaudited)

NOTE 6 - STOCK OPTION PLANS (CONTINUED)

	For the three months ended March 31, 2012
	Plan 2010		Plan 2008
	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price
Outstanding at the beginning of the period	-	-	15,333	$0.01
Issued	-	-	-	-
Outstanding at the end of the period	-	-	15,333	$0.01
Options exercisable	-	-	15,333	$0.01

The total unrecognized estimated compensation cost related to employees non-vested stock options granted through March 31, 2013 was $230, which is expected to be recognized over a weighted average period of 1.35 years.

c.	The following is a summary of the stock options granted to non-employees under the 2010 Plan:

	For the three months ended March 31, 2013
	Number of Options	Weighted Average Exercise Price
Outstanding at the beginning of the period	472,707	$0.31
Issued	-	-
Outstanding at the end of the period	472,707	$0.31
Options exercisable	435,207	$0.17

	For the three months ended March 31, 2012
	Number of Options	Weighted Average Exercise Price
Outstanding at the beginning of the period	136,874	$1.03
Issued	-	-
Outstanding at the end of the period	136,874	$1.03
Options exercisable	80,624	$0.44

The total unrecognized estimated compensation cost related to non-employees non-vested stock options granted through March 31, 2013 was $11, which is expected to be recognized over a weighted average period of 1.2 years.

10

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

U.S DOLLARS

IN THOUSANDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2013

(Unaudited)

NOTE 6 - STOCK OPTION PLANS (CONTINUED)

d.	The options outstanding as of March 31, 2013 have been separated by exercise prices, as follows:

Exercise Price	# of Options Outstanding	Average Remaining Contractual Life (years)	# of Options Exercisable
$0.01	1,047,126	9.08	920,737
$1.88	75,000	7.24	37,500
	1,122,126	8.96	958,237

NOTE 7 - COMMITMENTS AND CONTINGENT LIABILITIES

Aggregate minimum rental commitments, under non-cancelable leases, as of March 31, 2013, are as follows:

Period ended March 31,
2014	42
2015	4
Total	$46

NOTE 8 - FINANCIAL (EXPENSES) INCOME, NET

					Period of February 5, 2007
	For the three months ended				(date of inception)
	March 31,				through March 31,
	2013		2012		2013
Financial income	$	*	$	*	$6
Financial (expenses) and bank fees		*		*	(10)
Exchange rate differences gain (loss)		(6)		41	(46)
		$(6)		$41	$(50)

NOTE 9 - SUBSEQUENT EVENTS

In accordance with ASC 855-10, the Company has analyzed its operations subsequent to March 31, 2013 through the date these financial statements were issued and has determined that it does not have any material subsequent events to disclose.

*- Less than 1 thousand

11